Exhibit 99.2

BURLINGTON NORTHERN SANTA FE 1999 STOCK INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT TERMS AND CONDITIONS

The terms and conditions below are referred to and incorporated in the attached Award Agreement (“Agreement”) dated the          day of                     , and future award agreements that may be issued and refer to these terms and conditions, between Burlington Northern Santa Fe Corporation (“BNSF”), a Delaware Corporation, and the employee of BNSF or one of its affiliates (“Employee”).

1. Acceptance. The Employee agrees to perform services for BNSF or its subsidiaries and accepts this grant along with the terms and provisions of the Burlington Northern Santa Fe 1999 Stock Incentive Plan (“Plan”) and the Agreement.

2. Right to Purchase. BNSF grants the Employee a right and option to purchase, from time to time, the number of shares of Common Stock (“Option Shares”) specified in this Agreement, providing the purchase(s) occurs during the Option Period, beginning on the date specified in the Notice of Grant and ending no later than ten years after the date of grant, but in no event earlier than six (6) months from the date of grant. This grant of Incentive Stock Options (“ISO’s”) and/or Non-Qualified Stock Options (“NQSOs,” and together with ISOs, the “Option(s)”), is subject to the terms and conditions of this Agreement and the Plan. The Option Purchase Price shall be a price equal to the average of the highest and lowest sales on the New York Stock Exchange Composite Transaction Report on the date of grant.

3. Restricted Period. The Options granted hereby shall be exercisable as follows: The ISOs and NQSOs (if applicable) will vest pro rata over three years. One-third of the ISOs and NQSOs will be available for purchase on                     , one-third will be available for purchase on                     , and one-third will be available for purchase on                     . Fractional Options are not exercisable.

4. Partial Exercise. The grant of Options hereunder may be exercised in its entirety or in part and at different times during the Option Period. However, the right to exercise an Option ceases and the Option may not be exercised if it terminates or lapses at an earlier date under the Plan or this Agreement.

5. Withholding Taxes. The Employee agrees that BNSF or its subsidiaries may require payment by Employee of federal, state, railroad retirement or local taxes upon the exercise of an Option. Employee may use cash or shares to satisfy tax liabilities incurred, provided that if shares are used, shares from the option exercise may be used only to satisfy (i) applicable railroad retirement taxes; and (ii) federal and state income taxes to the extent of the Supplemental Federal Income Tax Withholding Rate as established by the Internal Revenue Code. Any additional amounts due must be satisfied by use of attestation of ownership of other shares or payment in cash.

6. Exercise Notice. Same-day-Sale, Sell-to-Cover, and Cash exercises must be completed through E*Trade. Swap exercises may be completed by written notice to the BNSF Human Resources Department which states the number of shares to be exercised and is effective upon receipt by the BNSF Human Resources Department. Once the notice to exercise is delivered to E*Trade or to the BNSF Human Resources Department, the election to exercise is irrevocable.

7. Payment of Option Purchase Price. An Employee electing to exercise an Option must pay the full Option Purchase Price of the Option Shares on the date of exercise. Payment may be made in cash or Common Stock of BNSF. If Common Stock is offered as payment, such shares shall be valued at Fair Market Value on the date of exercise of the Option as defined in the Plan.

8. Options Not Transferable. Unless otherwise established by the Committee, an Option may be exercised only by the Employee, and is not transferable by the Employee. In the event of death, the Employee’s beneficiary designation will apply. In the absence of such designation or if for any reason such designation is defective, the Employee’s will or the laws of descent and distribution will apply.

9. Forfeiture. Subject to paragraph 11 below, all unexercised Options granted are forfeited by the Employee and lapse upon termination of employment. Options will be forfeited by the Employee in the event of resignation, termination by the Company for Cause, or for any other similar reason.

10. Death. In the event of an Employee’s death, the Restricted Period, as defined in the Plan, shall lapse on the Options awarded. ISOs which are or become exercisable because of the Employee’s Death will lose their tax-qualified status and will be converted to NQSOs. NQSOs which are or become exercisable at the time of death may be exercised by the Employee’s designated beneficiary or, in the absence of such designation, by the person to whom his/her rights shall pass by will or the laws of descent and distribution, until the expiration date of the Options set forth in the Notice of Grant or, if earlier, the date which is five (5) years from the Date of Termination of employment, and will not be exercisable thereafter.

11. Termination for Other than Cause; Exercise of Seniority. In the event an Employee terminates employment because of Disability or Retirement under a Qualified Retirement Plan or is terminated by the Company for any reason other than Cause, the Restricted Period shall lapse on a pro rata portion (i.e., a fraction equal to the number of whole months from the date of the grant to the date of termination divided by the number of whole months from the date of the grant to the original vesting date) of outstanding Options which are then subject to a Restricted Period, subject to any limitations in the Plan. ISOs which are or become exercisable because of the Employee’s Disability, or Retirement under a Qualified Retirement Plan, or termination by the Company other than for Cause will lose their tax-qualified status and will be converted to NQSOs. Such Options may be exercised by the Employee until the expiration date of the Options set forth in the Notice of Grant or, if earlier, the date which is five (5) years from the Date of Termination of employment, and will not be exercisable thereafter. NQSOs which are or become exercisable because of the Employee’s Disability or Retirement under a Qualified Retirement Plan, or termination by the Company other than for cause, may be exercised by the Employee until the expiration date of the Options set forth in the Notice of Grant or, if earlier, the date which is five (5) years from the Date of Termination of employment, and will not be exercisable thereafter. If an Employee terminates employment and his rights to exercise his Options under this Plan expire prior to six months from the grant date, such Options shall be immediately forfeited and cancelled. If an Employee exercises his seniority within six months of the grant date of any Options, such Options shall be immediately forfeited and cancelled unless the Employee exercised his seniority in lieu of severance. Notwithstanding any provisions to the contrary, no Options may be exercised after the expiration date of the Options set forth in the Notice of Grant.

12. Change in Capitalization. In the event of a change in the capitalization of BNSF due to a stock split, stock dividend, recapitalization, merger, consolidation, combination, or similar event, the aggregate shares subject to the Plan and the terms of any existing Awards shall be adjusted by the Board to reflect such change.

13. Change in Control. If a Change in Control as defined in the Plan occurs while unexercisable Options remain outstanding under the Plan, then from and after the Acceleration Date, all Options shall be exercisable in full, whether or not otherwise exercisable.

14. Stock Option Reloads. In the event that Employee exercises an Option hereunder and pays all or a portion of the option price in Common Stock, such Employee, as authorized by the Committee, may be issued a new Non-Qualified Stock Option to purchase additional shares of Common Stock equal to the number of shares of Common Stock surrendered to the Company in such payment. Such new Option shall have an exercise price equal to the Fair Market Value per share on the date such new Option is granted, shall be exercisable no earlier than six months from the date of grant of the new Option and shall have the expiration date of the original exercised Option.

15. No Right to Continued Employment. Nothing in this Agreement or in the Plan shall provide any right to continued employment with BNSF or its subsidiaries. BNSF or its subsidiaries may terminate employment relationships at any time.

16. Violation of Law. Notwithstanding any other provision of this Agreement, BNSF may refuse to recognize an Employee’s exercise of Options and shall not be obligated to deliver any shares of Common Stock or make any cash payment, if counsel to BNSF determines such exercise, delivery or payment would violate any law, regulation of any governmental authority, or agreement between BNSF and any national securities exchange upon which the Common Stock is listed. Unless otherwise permitted by law and then only at the discretion of the Compensation and Development Committee of the Board of Directors of BNSF, in no event may any Option be exercised within six months after the receipt by the Employee of a distribution on account of hardship from a qualified cash or deferred arrangement (section 401(k) plan) maintained by BNSF or its affiliates.

17. Modifications. This Agreement can only be modified by a written agreement signed by both the Employee and an Officer of BNSF. In the event of any conflict between this Agreement, or any amendments thereto, and the Plan, the Plan shall govern.

18. Terms. The capitalized terms used herein shall have the same meaning as set forth in the Plan.

1999 Stock Incentive